Listing Report:Supplement No. 12 dated Jun 30, 2011 to Prospectus dated Jun 23, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jun 23, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jun 23, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 496727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$549.76

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2004	Debt/Income ratio:	36%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 9	Length of status:	0y 9m
Amount delinquent:	$3,250	Total credit lines:	27	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,931	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	krushen	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,100.00	< 31 days late:	0 ( 0% )	700-719 (Jul-2009) 640-659 (Apr-2008) 680-699 (Jan-2008) 680-699 (Nov-2007)
Principal balance:	$882.94	31+ days late:	0 ( 0% )
Total payments billed:	51
Description
My personal loan for my business
This loan will be used to fund a new business venture. I am starting an e-commerce company with a friend and need to secure some initial funding. Once the company is set up, I will attempt to actively pay down this loan as quickly as possible since the interest rate is fairly high.

I am a good candidate for this loan because I pay all my loans and obligations in a timely manner. I have already paid one prosper loan off and I am paying another one off currently. I will do whatever it takes to make sure that every month I have the money in my account so that my Prosper loans are paid promptly on time.

Monthly net income: $ 3300
Monthly expenses: $
Housing: $ 300
Insurance: $ 0
Car expenses: $ 100
Utilities: $ 80
Phone, cable, internet: $ 15
Food, entertainment: $ 50
Clothing, household expenses: $
Credit cards and other loans: $ 200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$12,250	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 16.29%	Monthly payment:	$415.41

Lender servicing fee:	1.00%	Effective Yield*:	13.85%
		Estimated return*:	10.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2002	Debt/Income ratio:	28%
Credit score:	800-819 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,296	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	gain-museum9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Good credit, looking to ease debt
Purpose of loan:
This loan will be used to...Pay off some existing debt (medical and some credit cards)
I am a great candidate for this loan because I have very good credit and take pride in paying my bills as evidenced by my payment history. I make good money in my position with room to grow and am expecting another 5% raise when my annual review comes in 60 days.. I want to alleviate some debt from before my marriage associated with paying my way through school. I have one credit card that has a 27%APR and if I can find something lower than that, its a victory and I will be paying off an installment loan instead of a credit card that seems to be never ending.

Monthly net income: 3200
Monthly expenses:
Housing: $1250
Insurance: Husband pays
Car expenses: $413
Utilities: 200
Phone, cable, internet: husband pays
Food, entertainment: $400
Clothing, household expenses: $150
Credit cards and other loans: $300
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 512815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1979	Debt/Income ratio:	14%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	12 / 10	Length of status:	3y 8m
Amount delinquent:	$8,201	Total credit lines:	29	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$120,231	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	camaraderi-accruer6	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car1
Purpose of loan:
This loan will be used to...
to pay off loans with a higher rate
My financial situation: is fine
I am a good candidate for this loan because...I have paid these higher payday loans on time

Monthly net income: $8000.00
Monthly expenses: $2000.00
Housing: $1800.00
Insurance: $300.00
Car expenses: $450.00
tilities: $400.00iPhone, cable, internet: $in monthly expense
Food, entertainment: $700.00
Clothing, household expenses: $200.00
Credit cards and other loans: $600.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1985	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	23y 11m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,533	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	Yes
Screen name:	golden-cash9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...
Pay off credit cards
My financial situation:
I am a good candidate for this loan because...
I am reliable I always pay my bills on time if not early i just want to consolidate some debt to one payment to pay if off faster

Monthly net income: $5655
Monthly expenses: $
Housing: $735
Insurance: $140
Car expenses: $200
Utilities: $200
Phone, cable, internet: $144
Food, entertainment: $350
Clothing, household expenses: $
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$85.99

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52,540	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	lawchick	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	1 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2010) 700-719 (Aug-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Another short term loan
I just started a position helping homeowners facing foreclosure modify their mortgages in order to save their homes. However, this is a commission-only position, and there was a delay in my hiring paperwork - and thus a delay in my initial paycheck. I'm also a graduate student, so did not previously have a very high income and thus very low savings. This loan is to pay bills from now until my paperwork goes through and I get my paycheck, which should be by the end of July at the very latest. I can pay most of my bills with the rest of my savings, but would appreciate a little cushion to avoid any late payment fees or credit dings.

This loan will be repaid by the end of summer - and as you can see, I repaid both of my previous Prosper loans very shortly after disbursement. Thanks so much for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	12 months

Lender yield:	25.69%	Borrower rate/APR:	26.69% / 35.84%	Monthly payment:	$191.73

Lender servicing fee:	1.00%	Effective Yield*:	24.52%
		Estimated return*:	9.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2005	Debt/Income ratio:	40%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 4	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$183	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	newest-return-taco	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a loan to help rebuild credit
Purpose of loan:
This loan will be used to help rebuild my credit that was lost after a delinquency that occurred 2 years ago. Having an installment loan that is paid off on my credit report should help boost my credit score.

Financial situation:
I am a good candidate for this loan because I have an established track record for paying on time for the past 2 years on delinquent accounts and 6+ years on other open accounts. Although I have had delinquencies in the past, I have demonstrated responsible use of my current open credit lines totaling $7000 for the past 2 years. I am on a payment plan with the delinquent accounts with a total monthly payment of $590. I live with parents so I do not incur many expenses that other people may have.

Monthly net income: $2000
Monthly expenses total: ($1015)
Monthly cash flow: $985

Monthly expense breakdown:
Car expenses: $200
Phone, cable, internet: $75
Food, entertainment: $150
Credit cards and other loans: $590
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 5	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$220	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	Yes
Screen name:	pound-base9	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Owner
Purpose of loan:
This loan will be used to...

My financial situation: consolidate debt
I am a good candidate for this loan because..., I always paid my bill, I will be paying off other bills to have a lower payment

Monthly net income: $4000.00
Monthly expenses: $3500.00
Housing: $1189
Insurance: $
Car expenses: $360.00
Utilities: $350.00
Phone, cable, internet: $100.00
Food, entertainment: $250.00
Clothing, household expenses: $
Credit cards and other loans: $50.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$389.03

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1999	Debt/Income ratio:	14%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,383	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	point-guru	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wanting to consolidate
Purpose of loan: Consolidate credit cards
This loan will be used to consolidate my credits into on monthly payment and reduced the number of credit cards.

My financial situation: Very stable
I am a good candidate for this loan because I pay my bills. I do not pay my bills late. I want to start a family in the next 5 years and become debt free. I just turned 30 in May and want to be debt free by 35 with the exception of my home loan.

Monthly net income: $4,800
Monthly expenses: $2,500
Housing: $960
Insurance: $76
Car expenses: $281
Utilities: $100
Phone, cable, internet: $150
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $400
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$612.30

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1987	Debt/Income ratio:	28%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,232	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	the-exchange-starfish	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rekindle
Purpose of loan:
This loan will be used to bill consolidation

My financial situation:
I am a good candidate for this loan because I am a civil service employee for the past 6years in good standing.

Monthly net income: $3,000
Monthly expenses: $ 200
Housing: $1,475
Insurance: $1200
Car expenses: $209
Utilities: $100
Phone, cable, internet: $75
Food, entertainment: $
Clothing, household expenses: varies
Credit cards and other loans: $875
Other expenses: $

Struggled for a while after my divorce 6 years ago and have managed to buld my credit back up. Need to do some home improvements but need to get better control of finances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$183.69

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1991	Debt/Income ratio:	7%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$708	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	transparency-optimization	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debit consolidation
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,000	Estimated loss*:	11.20%
Term:	12 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 34.11%	Monthly payment:	$285.12

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	12.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1996	Debt/Income ratio:	14%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	10y 2m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,074	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	clean-balance5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for camper
Purpose of loan:
This loan will be used to...purchase a camper for the family

My financial situation:
I am a good candidate for this loan because...I work a full time job which I have been employed at for over 10 years. I intend to pay the loan back with in 6 months. My live in boyfriend pays half of the bills listed below.

Monthly net income: $2850
Monthly expenses: $
Housing: $1020
Insurance: $100
Car expenses: $150
Utilities: $250
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$9,800	Estimated loss*:	1.95%
Term:	60 months

Lender yield:	10.99%	Borrower rate/APR:	11.99% / 12.21%	Monthly payment:	$311.35

Lender servicing fee:	1.00%	Effective Yield*:	10.98%
		Estimated return*:	9.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1981	Debt/Income ratio:	11%
Credit score:	800-819 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 18	Length of status:	30y 5m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,987	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	joyous-principal042	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bailey
Purpose of loan:
This loan will be used to...This loan is to consolidate two credit cards debt with high interest rates

My financial situation:
I am a good candidate for this loan because...
I am able to pay my debts,and I have strong income sources. I just need the long to pay the high interest cards and I may be able to pay this loan even ahead of schedule since I should be able to borrow from my 401 K next year...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$204.10

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1998	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34,307	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	thankful-rate792	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$163.28

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-2001	Debt/Income ratio:	14%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$3,309	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	114%
		Homeownership:	Yes
Screen name:	harmonious-return1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Combine Loans
Purpose of loan: We would like to combine our credit cards and some medical bills and pay off so we just have one payment.
This loan will be used to...Pay off credit cards ,medical bills,

My financial situation:
I am a good candidate for this loan because...We were in very good shape until 4 years ago when my wife started having trouble with her back and had to stop her job as an LPN and go on disability she also has Essential tremors which causes her to shake most of the time. We have kept payments up on our credit cards but would like to pay them off and not have credit cards any more.

Monthly net income: $3400
Monthly expenses: $2800
Housing: $1018 includes ins and taxes
Insurance: $
Car expenses: $ gas 150
Utilities: $ 170
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1990	Debt/Income ratio:	13%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,740	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	19	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	delicious-openness1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vagelis
Purpose of loan:
This loan will be used to...Pay off American Express

My financial situation:
I am a good candidate for this loan because...I still have a job

Monthly net income: $6250
Monthly expenses: $0
Housing: $1327
Insurance: $113
Car expenses: $517
Utilities: $243
Phone, cable, internet: $135
Food, entertainment: $650
Clothing, household expenses: $0
Credit cards and other loans: $240
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$275.43

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,457	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	arrow185	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	760-779 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	780-799 (Jan-2010)
Principal balance:	$871.97	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Consolidation
Purpose of loan:
We will use this loan to pay off a high-quality used car and to transfer a balance from a credit card whose zero-interest teaser rate will soon expire.

My financial situation:
I am a good candidate for this loan because, plain and simple, we always pay our bills on time. I have used Prosper before, made my payments reliably and faithfully, and would much rather pay fair interest to individuals willing to help out others, rather than to some faceless, monolithic bank. Other than another small Prosper loan (current balance under $900), we have no other debt. We live frugally and responsibly. Thanks for checking out our listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 512618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-2007	Debt/Income ratio:	9%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,870	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	payout-tower	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Online Start Up
Purpose of loan:
This loan will be used to fund to operational expenses of an online start up.

My financial situation:
I am a good candidate for this loan because I have little debt and I make all payments on time and in full.

Monthly net income: $2,000
Monthly expenses: $200
Housing: None
Insurance: $84
Car expenses: Gas: $150/month
Utilities: None
Phone, cable, internet: None
Food, entertainment: $100/month
Clothing, household expenses: $
Credit cards and other loans: $200/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 512926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$389.03

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1999	Debt/Income ratio:	13%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$759	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	loanologist0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle Loan
My wife and I filed for Bankruptcy over 2 years ago to get out from underneath old credit card collections, medical bills and bad vehicle lease decisions that had haunted us since college. Since discharge over two years ago, we have made it our number one goal to never get into that situation again.
All vehicles and house were reaffirmed and set to auto draft to always keep current. No major open loans were included in the bankruptcy, and since discharge, have never been late.
I am working on my credit report now, as it shows some problems such as the house not being listed, but I can show that it was in fact reaffirmed and has been an open, in-good-standing account for over ten years with Wells Fargo.
I would like this loan for two reasons. To reduce my gas expenses and mileage on my primary vehicle, and to have a new, open loan that I can use to build my credit rating. Payments will be auto drafted to ensure timeliness.
Monthly net income: $6000+
Monthly expenses: $3000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,850.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,395	Estimated loss*:	1.95%
Term:	12 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 7.43%	Monthly payment:	$418.52

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	3.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1992	Debt/Income ratio:	7%
Credit score:	860-879 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	13y 1m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$489	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	liberty-spruce8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wanted short term loan
Purpose of loan:
This loan will be used to...payoff a 401k loan and then take avail amount, will then use to pay this off on terms and the rest to purchase equip for a side business

My financial situation:
I am a good candidate for this loan because...high credit score, good repayment history, good salary just don't want to go to a bankto go through the cumbersome process; have funds avail in 401k once i use this to payoff,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$130.65

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1985	Debt/Income ratio:	28%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	13y 10m
Amount delinquent:	$210	Total credit lines:	19	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,355	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	dedication-innovator2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
3000 loan
Purpose of loan: bills
This loan will be used to...pay bills

My financial situation: ok behind on a few bills..
I am a good candidate for this loan because...

Monthly net income: $3400
Monthly expenses: $
Housing: $900
Insurance: $300
Car expenses: $150
Utilities: $250
Phone, cable, internet: $200
Food, entertainment: $100
Clothing, household expenses: $200
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$7,500	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2006	Debt/Income ratio:	39%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,485	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	Luckyguy_4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	640-659 (Latest)
Principal borrowed:	$6,900.00	< 31 days late:	1 ( 3% )	640-659 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Former Borrower need biz loan
Purpose of loan:
This loan will be used to purchase equipment for a business that I am starting on September. The business will be a shopping tourist company based in Miami, FL

My financial situation:
I am a good candidate for this loan because I took a loan for the same amount 3 years ago and it was paid off completely and always on time. I am a reliable borrower with prosper and my record with them speak for itself.

Monthly net income: $2500
Monthly expenses: $
Housing: $750
Insurance: $80
Car expenses: $100 (gas)
Utilities: $200
Food, entertainment: $200
Credit cards and other loans: $100
Other expenses: $150

I have over $900 left for paying off this loan.

Thank you for your bidding on my loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	17.00%
Term:	36 months

Lender yield:	30.25%	Borrower rate/APR:	31.25% / 34.89%	Monthly payment:	$86.28

Lender servicing fee:	1.00%	Effective Yield*:	28.48%
		Estimated return*:	11.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-2004	Debt/Income ratio:	31%
Credit score:	600-619 (Jun-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,620	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	papin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	43 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2010) 640-659 (Dec-2009) 640-659 (Sep-2009) 620-639 (Jul-2008)
Principal balance:	$105.71	31+ days late:	0 ( 0% )
Total payments billed:	43
Description
to pay some medical bills
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$489.83

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2003	Debt/Income ratio:	40%
Credit score:	800-819 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$739	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	listing-lion2	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
JonM
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I have great credit and have always make payments on time.

Monthly net income: $5200 from full time job and $1,600/month from rental house
Monthly expenses: $
Housing: $1,340
Insurance: $200
Car expenses: $0
Utilities: $150
Phone, cable, internet: $50
Food, entertainment: $250
Clothing, household expenses: $250
Credit cards and other loans: $50/month interest free
Other expenses: $Child care/$300 a month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$389.03

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1981	Debt/Income ratio:	10%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,399	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	wonderful-funds3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Initial Production Inventory Needed
I design sunglasses.

I have created 4 final production samples. They are 100% genuine buffalo horn, using German engineered hardware and polarized lenses from Asia. They will retail as much as 70% bellow comparable quality horn sunglasses.

http://www.facebook.com/Brooklands.Eyewear

The $15,000 will be used to:

Purchase initial inventory for my existing four styles. The first units will be ready within 30-45 days of order.

Purchase the necessary FDA permits to manufacture and sell sunglasses in the United States.

Develop the next 4-6 styles.

I am a good candidate for this loan because my existing income is $94,000 a year, plus performance bonus. I am the President/CEO of a leading trade association in Los Angeles. My sunglasses company will supplement my existing income.

Monthly net income: $5700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	12 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 34.11%	Monthly payment:	$332.64

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	12.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2006	Debt/Income ratio:	21%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$336	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	robust-fund2	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start Up Loan
Purpose of loan:
This loan will be used to facilitate my business, where I buy and sell consumer electronic internationally. I have established huge clients base, and I just need fund to kick off.

My financial situation:
I am a good candidate for this loan because I am very prudent, determine and hard working individual, and I have years of solid business management and this loan will be used efficiently and profitably well.Thank You in advance for your great and well appreciated assistance.

Monthly net income: $1,600
Total Monthly expenses: $1160
Housing: $500
Insurance: $80
Car expenses: $50
Utilities: $55
Phone, cable, internet: $55
Food, entertainment: $100
Clothing, household expenses: $70
Credit cards and other loans: $150
Other expenses: $100
NOTE: I am married and my wife help with most of the bills as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$11,200	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 16.29%	Monthly payment:	$379.80

Lender servicing fee:	1.00%	Effective Yield*:	13.85%
		Estimated return*:	10.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1988	Debt/Income ratio:	38%
Credit score:	780-799 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	17y 5m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,975	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	lean-hope0	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card refinance
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I have good credit and am looking for a lower rate to payoff debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1994	Debt/Income ratio:	18%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	15y 0m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,305	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	102%
		Homeownership:	Yes
Screen name:	golden-auction8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
$4,000 personal loan needed ASAP
Purpose of loan: Pay bills
This loan will be used to...pay bills that I've fallen behind on because I had to use that money to cover other unexpected expenses, like summer school, car repairs, home maintenance, etc.

My financial situation:
I am a good candidate for this loan because...I have no problem paying what I owe, and I'm not looking for any handouts. I've been fortunate enough to have purchased a home 2 yrs ago, but wasn't prepared for the additional costs associated with home ownership. I plan to build an emergency fund to avoid this predicament in the future.

Monthly net income: $3,200
Monthly expenses: $
Housing: $1650
Insurance: $62
Car expenses: $50
Utilities: $300
Phone, cable, internet: $130
Food, entertainment: $250
Clothing, household expenses: $50
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$612.30

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1990	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	38	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0
Delinquencies in last 7y:	8	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	newest-justice-bopper	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Guide to Good Business
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$226.82

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1977	Debt/Income ratio:	42%
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 12	Length of status:	19y 1m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,923	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	dkidd	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	760-779 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	760-779 (Jan-2010) 700-719 (May-2009) 680-699 (Feb-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
need$
Purpose of loan: pay off higher interest rate debt
This loan will be used to...pay off higher interest rate debt

My financial situation:
I am a good candidate for this loan because...I have been steadily reducing my debt and may be debt free in about two years. I had a loan with Prosper previously and was never late with a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$87.88

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1995	Debt/Income ratio:	18%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,155	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	worth-boots0	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto repairs
Purpose of loan:
This loan will be used to...repair my car and make it last a few more years.

My financial situation:
I am a good candidate for this loan because...I've been constantly employed for the last 15 years and have lived at the same address for nearly 14 years.

Monthly net income: $1900.00
Monthly expenses: $
Housing: $600.00
Insurance: $50
Car expenses: $50
Utilities: $150
Phone, cable, internet: $65
Food, entertainment: $200
Clothing, household expenses: $75
Credit cards and other loans: $50
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	1.95%
Term:	60 months

Lender yield:	10.99%	Borrower rate/APR:	11.99% / 12.21%	Monthly payment:	$555.98

Lender servicing fee:	1.00%	Effective Yield*:	10.98%
		Estimated return*:	9.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1988	Debt/Income ratio:	35%
Credit score:	780-799 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	15y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$39,959	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	appetizing-wealth2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Balance
Purpose of loan:
This loan will be used to...
Consolidate credit card debt

My financial situation:
I am a good candidate for this loan because...
My work history is positive, I am the primary earner for my family. My husband stays home with our 2 children, one 7 and one 4, and we are grateful for the time he is able to spend with them. We believe the financial sacrifice is worth it for our children and family.
At the same time, we have incurred debt and are in a place where we'd like to get debt free as quickly as possible to create future opportunities. In the next few years we anticipate my father moving in with us and prefer to pay off as much debt as possible in anticipation of this change.
Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$12,250	Estimated loss*:	1.95%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 9.33%	Monthly payment:	$556.41

Lender servicing fee:	1.00%	Effective Yield*:	7.99%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-2002	Debt/Income ratio:	16%
Credit score:	780-799 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,853	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	professional-compassion8	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and Debt Consolidation
Purpose of loan: To fund our wedding and consolidate our debt.

The wedding will utilize the majority of the loan, remaining funds to consolidate our debt. Originally we were going to take a HELOC but with the housing market has us looking to other sources.

The Wedding:
1. Services provided by our boutique
2. Location rental
3. Honeymoon - specifically all inclusive costs
Total: ~$12,000.

Our Debt:
1. 3 Credit Cards
Monthly Min: ~$200 which we pay $350 - $400
Total Balance of Credit Cards: ~$5500

My financial situation:
I am a good candidate for this loan because I have a great job with a large future in technology management, we live below our means, have an income property that brings $950 / month. My individual income can pay for the loan and our joint income provides additional value and flexibility to our financial situation. We also have reserves such as Stock's, IRA's and 401K's.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$489.83

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1996	Debt/Income ratio:	45%
Credit score:	780-799 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 20	Length of status:	11y 3m
Amount delinquent:	$0	Total credit lines:	63	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$57,366	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	money-visionary415	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to payoff credit cards
Purpose of loan:
This loan will be used to payoff credit cards.

My financial situation:
I am a good candidate for this loan because I am gainfully employed. I just need a way to get out from under excessive credit card debt.

Monthly net income: $ 4300
Monthly expenses: $ 0
Housing: $ 2000
Insurance: $ 135
Car expenses: $0
Utilities: $120
Phone, cable, internet: $ 190
Food, entertainment: $ 200
Clothing, household expenses: $ 0
Credit cards and other loans: $ 800
Other expenses: $ 0
Information in the Description is not verified.